                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacities in the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.

/s/ F. DUANE ACKERMAN                 2/24/97
------------------------------------  ------------------------------------
F. Duane Ackerman                     Date
President and Chief Executive
Officer
Director
(Principal Executive Officer)

/s/ RONALD M. DYKES                   2/25/97
------------------------------------  ------------------------------------
Ronald M. Dykes                       Date
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

/s/ W. PATRICK SHANNON                2/26/97
------------------------------------  ------------------------------------
W. Patrick Shannon                    Date
Vice President and Controller
(Principal Accounting Officer)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacitiy as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ REUBEN V. ANDERSON
------------------------------------
REUBEN V. ANDERSON
DIRECTOR

2/24/97
------------------------------------
DATE

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ JAMES H. BLANCHARD
------------------------------------
JAMES H. BLANCHARD
DIRECTOR

2/24/97
------------------------------------
DATE

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ J. HYATT BROWN
------------------------------------
J. HYATT BROWN
DIRECTOR

2/24/97
------------------------------------
DATE

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ JOHN L. CLENDENIN
------------------------------------
JOHN L. CLENDENIN
DIRECTOR

2/24/97
------------------------------------
DATE

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ ARMANDO M. CODINA
------------------------------------
ARMANDO M. CODINA
DIRECTOR

2/25/97
------------------------------------
DATE

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ MARSHALL M. CRISER
------------------------------------
MARSHALL M. CRISER
DIRECTOR

2/24/97
------------------------------------
DATE

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for her in her name, place and stead in of her capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.

/s/ PHYLLIS BURKE DAVIS
------------------------------------
PHYLLIS BURKE DAVIS
DIRECTOR

2/24/97
------------------------------------
DATE

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ JOHN G. MEDLIN, JR.
------------------------------------
JOHN G. MEDLIN, JR.
DIRECTOR

2/24/97
------------------------------------
DATE

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for her in her name, place and stead in her capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.

/s/ ROBIN B. SMITH
------------------------------------
ROBIN B. SMITH
DIRECTOR

2/24/97
------------------------------------
DATE

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ C. DIXON SPANGLER, JR.
------------------------------------
C. DIXON SPANGLER, JR.
DIRECTOR

2/24/97
------------------------------------
DATE

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ RONALD A. TERRY
------------------------------------
RONALD A. TERRY
DIRECTOR

2/24/97
------------------------------------
DATE

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ THOMAS R. WILLIAMS
------------------------------------
THOMAS R. WILLIAMS
DIRECTOR

2/24/97
------------------------------------
DATE